NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Investor Destinations Managed Growth Fund

Supplement dated November 7, 2013
to the Summary Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The information under the section “Portfolio Managers,” within the heading “Portfolio Management” on page 4 of the Summary Prospectus, is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Thomas R. Hickey, Jr.	Head of Asset Strategies, NFA	Since 2013
Volatility Overlay
Zlatko Martinic	Director, BlackRock	Since 2013
Laura Peres	Director, BlackRock	Since 2013

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